American National Investment Accounts, Inc.

Supplement effective January 1, 2003 to the Prospectus dated May 1, 2002

On page 34, under "Pricing of Portfolio Shares", the following sections are amended as shown in bold italics and underlined.


"General (How Shares are Priced).", the first two paragraphs are hereby amended to read:

SM&R determines each portfolio's offering price once each day the New York Stock Exchange (the "Exchange") is open for regular trading on any SM&R business day. The offering price equals a portfolio's net asset value.

Each portfolio (other than the Money Market Portfolio) prices investments at their market value when market quotations are readily available. When these quotations are not readily available, portfolios price investments at their fair value, calculated in accordance with procedures adopted by the Fund's Board of Directors. Share prices will not be calculated on the days on which the New York Stock Exchange is closed for trading or on any SM&R business holiday. For the International Stock Portfolio and the High Yield Bond Portfolio, to the extent that these portfolios may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when these portfolios do not price their shares, the net asset value of these portfolios' shares may change on days when you will not be able to purchase or redeem these portfolios' shares.


"Effective Date of Purchases and Redemptions (When Shares are Priced).", is hereby amended to read:

Calculation of net asset value or NAV is made once each business day at the close of the New York Stock Exchange (currently 3:00 p.m. Central Time) on any SM&R business day. NAV is not calculated on SM&R business holidays or other days the Exchange is closed. In the event the Exchange closes early on a particular day, we will determine the net asset value of the funds as of such earlier closing time. SM&R generally bases purchase and redemption orders for each portfolio on the portfolio's net asset value next computed after you submit a request in good order to American National, but only if American National sends us the required information on a timely basis. In unusual circumstances, any portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.


SM&R's business holidays for calendar year 2003 are New Year's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, Friday after Thanksgiving, Christmas Day, Friday after Christmas.